UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018
______________________________
KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas  77002
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (713) 753-3011
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01 Regulation FD Disclosure.

As previously announced on March 13, 2018, KBR, Inc. ("KBR") has launched its refinancing, which is expected to consist of secured credit facilities including a revolving credit agreement, a performance letter of credit facility, and two term loans. KBR will not issue equity to the market as part of this refinancing process.

On March 14, 2018, KBR will be presenting a lender presentation, an excerpt of which is being furnished as Exhibit 99.1 hereto, to certain lenders in connection with the contemplated refinancing.  There can be no assurance that the contemplated refinancing will be completed.

KBR's presentation, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"), contains a "non-GAAP financial measure" as that term is defined by the rules and regulations of the Securities and Exchange Commission ("SEC").

The non-GAAP financial measure used in the presentation should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP financial measure as used in the presentation may differ from similarly titled measures presented by other companies. The non-GAAP financial measure, as well as other information in the presentation, should be read in conjunction with KBR's financial statements filed with the SEC.  A reconciliation of the non-GAAP financial measure to GAAP appears at the end of the excerpt from the presentation furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. KBR undertakes no duty or obligation to publicly update or revise this information.

Cautionary Note on Forward Looking Statements

This Current Report on Form 8-K (including the Exhibit 99.1 hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of KBR's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause KBR's actual results to differ materially from those described in the forward-looking statements can be found in KBR's Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC and in other filings that KBR makes with the SEC from time to time. KBR does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Excerpt from Lender Presentation dated March 14, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: March 14, 2018	By:	/s/ Adam M. Kramer
	Name: Title:	Adam M. Kramer Vice President, Public Law and Corporate Secretary